                                                 As of March 26, 1997



Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203
Attention:  Board of Directors

Charles J. Hansen, Esq.
Vice President, General Counsel
 and Secretary
Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203

Re: Waiver of Right to Receive 250 shares of Carson Pirie Scott & Co. Common Stock, par value $.01 per share ("Common Shares"), under the Carson Pirie Scott & Co. 1996 Directors' Stock Compensation Plan (the "Directors' Stock Plan") for the Plan Year beginning June 4, 1997 (the "1997 Plan Year")

     If I am elected to the Carson Pirie Scott & Co. Board of Directors (the "Board") at the 1997 Annual Meeting of Shareholders (or any adjournment of the meeting) I (1) absolutely and unconditionally waive the right to receive 250 of the 1,500 Common Shares to be granted to me for the 1997 Plan Year and (2) agree that Carson Pirie Scott & Co. will have fully satisfied its obligations to me under the Directors' Stock Plan with respect to the 1997 Plan Year by granting to me 1,250 Common Shares. This waiver will not be affected by any election I may make to defer receipt of Common Shares granted to me as allowed by the Directors' Stock Plan nor will this waiver affect my right to make such an election. This waiver applies only to Common Shares that may be granted to me with respect to the 1997 Plan Year, does not apply to any grant of Common Shares to me with respect to any other Plan Year, and does not affect any other term of the Directors' Stock Plan.

                                    Sincerely,

                                    /s/ Mark Dickstein

                                    Mark Dickstein

                                    As of March 26, 1997



Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203
Attention:  Board of Directors

Charles J. Hansen, Esq.
Vice President, General Counsel
 and Secretary
Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203

Re: Waiver of Right to Receive 250 shares of Carson Pirie Scott & Co. Common Stock, par value $.01 per share ("Common Shares"), under the Carson Pirie Scott & Co. 1996 Directors' Stock Compensation Plan (the "Directors' Stock Plan") for the Plan Year beginning June 4, 1997 (the "1997 Plan Year")

     If I am elected to the Carson Pirie Scott & Co. Board of Directors (the "Board") at the 1997 Annual Meeting of Shareholders (or any adjournment of the meeting) I (1) absolutely and unconditionally waive the right to receive 250 of the 1,500 Common Shares to be granted to me for the 1997 Plan Year and (2) agree that Carson Pirie Scott & Co. will have fully satisfied its obligations to me under the Directors' Stock Plan with respect to the 1997 Plan Year by granting to me 1,250 Common Shares. This waiver will not be affected by any election I may make to defer receipt of Common Shares granted to me as allowed by the Directors' Stock Plan nor will this waiver affect my right to make such an election. This waiver applies only to Common Shares that may be granted to me with respect to the 1997 Plan Year, does not apply to any grant of Common Shares to me with respect to any other Plan Year, and does not affect any other term of the Directors' Stock Plan.

                                    Sincerely,

                                    /s/ Mark L. Kaufman

                                    Mark L. Kaufman

                                    As of March 26, 1997



Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203
Attention:  Board of Directors

Charles J. Hansen, Esq.
Vice President, General Counsel
 and Secretary
Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203

Re: Waiver of Right to Receive 250 shares of Carson Pirie Scott & Co. Common Stock, par value $.01 per share ("Common Shares"), under the Carson Pirie Scott & Co. 1996 Directors' Stock Compensation Plan (the "Directors' Stock Plan") for the Plan Year beginning June 4, 1997 (the "1997 Plan Year")

     If I am elected to the Carson Pirie Scott & Co. Board of Directors (the "Board") at the 1997 Annual Meeting of Shareholders (or any adjournment of the meeting) I (1) absolutely and unconditionally waive the right to receive 250 of the 1,500 Common Shares to be granted to me for the 1997 Plan Year and (2) agree that Carson Pirie Scott & Co. will have fully satisfied its obligations to me under the Directors' Stock Plan with respect to the 1997 Plan Year by granting to me 1,250 Common Shares. This waiver will not be affected by any election I may make to defer receipt of Common Shares granted to me as allowed by the Directors' Stock Plan nor will this waiver affect my right to make such an election. This waiver applies only to Common Shares that may be granted to me with respect to the 1997 Plan Year, does not apply to any grant of Common Shares to me with respect to any other Plan Year, and does not affect any other term of the Directors' Stock Plan.

                                    Sincerely,

                                    /s/ Chaim Y. Edelstein

                                    Chaim Y. Edelstein

                                    As of March 26, 1997



Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203
Attention:  Board of Directors

Charles J. Hansen, Esq.
Vice President, General Counsel
 and Secretary
Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203

Re: Waiver of Right to Receive 250 shares of Carson Pirie Scott & Co. Common Stock, par value $.01 per share ("Common Shares"), under the Carson Pirie Scott & Co. 1996 Directors' Stock Compensation Plan (the "Directors' Stock Plan") for the Plan Year beginning June 4, 1997 (the "1997 Plan Year")

     If I am elected to the Carson Pirie Scott & Co. Board of Directors (the "Board") at the 1997 Annual Meeting of Shareholders (or any adjournment of the meeting) I (1) absolutely and unconditionally waive the right to receive 250 of the 1,500 Common Shares to be granted to me for the 1997 Plan Year and (2) agree that Carson Pirie Scott & Co. will have fully satisfied its obligations to me under the Directors' Stock Plan with respect to the 1997 Plan Year by granting to me 1,250 Common Shares. This waiver will not be affected by any election I may make to defer receipt of Common Shares granted to me as allowed by the Directors' Stock Plan nor will this waiver affect my right to make such an election. This waiver applies only to Common Shares that may be granted to me with respect to the 1997 Plan Year, does not apply to any grant of Common Shares to me with respect to any other Plan Year, and does not affect any other term of the Directors' Stock Plan.

                                    Sincerely,

                                    /s/ John W. Burden III

                                    John W. Burden III

                                    As of March 26, 1997



Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203
Attention:  Board of Directors

Charles J. Hansen, Esq.
Vice President, General Counsel
 and Secretary
Carson Pirie Scott & Co.
331 West Wisconsin Avenue
Milwaukee, Wisconsin  53203

Re: Waiver of Right to Receive 250 shares of Carson Pirie Scott & Co. Common Stock, par value $.01 per share ("Common Shares"), under the Carson Pirie Scott & Co. 1996 Directors' Stock Compensation Plan (the "Directors' Stock Plan") for the Plan Year beginning June 4, 1997 (the "1997 Plan Year")

     If I am elected to the Carson Pirie Scott & Co. Board of Directors (the "Board") at the 1997 Annual Meeting of Shareholders (or any adjournment of the meeting) I (1) absolutely and unconditionally waive the right to receive 250 of the 1,500 Common Shares to be granted to me for the 1997 Plan Year and (2) agree that Carson Pirie Scott & Co. will have fully satisfied its obligations to me under the Directors' Stock Plan with respect to the 1997 Plan Year by granting to me 1,250 Common Shares. This waiver will not be affected by any election I may make to defer receipt of Common Shares granted to me as allowed by the Directors' Stock Plan nor will this waiver affect my right to make such an election. This waiver applies only to Common Shares that may be granted to me with respect to the 1997 Plan Year, does not apply to any grant of Common Shares to me with respect to any other Plan Year, and does not affect any other term of the Directors' Stock Plan.

                                    Sincerely,

                                    /s/ William I. Jenkins

                                    William I. Jenkins